                                                                    Exhibit 99.3

                                  BioClin Group

                      Unaudited Combined Balance Sheets

                           December 31, 1995 and 1994

               (in thousands, except share and per share amounts)

                                          Assets                                                     1995          1994
                                          ------                                                     ----          ----
Current assets:
     Cash                                                                                     $       1,126            995
     Marketable debt securities                                                                         386              -
     Trade accounts receivable                                                                        3,245          2,452
     Prepaid expenses and other current assets                                                          187            336
                                                                                                     ------         ------
               Total current assets                                                                   4,944          3,783
Marketable debt securities                                                                              547            835
Property and equipment, net                                                                             871            963
Other assets                                                                                            215             81
                                                                                                     ------         ------
               Total assets                                                                   $       6,577          5,662
                                                                                                     ======         ======

                         Liabilities and Stockholders' Deficiency
                         ----------------------------------------

Current liabilities:
     Short-term borrowings                                                                            9,834          9,589
     Note payable - related party                                                                       326            287
     Accounts payable                                                                                 1,073          2,607
     Accrued expenses                                                                                 3,102            990
     Deferred revenue                                                                                 2,569          2,065
                                                                                                     ------         ------
               Total current liabilities                                                             16,904         15,538
     Deferred income taxes                                                                               14            154
                                                                                                     ------         ------
               Total liabilities                                                                     16,918         15,692
                                                                                                     ------         ------

Stockholders' deficiency:

     Series I redeemable, noncumulative preferred stock, BioClin, Inc., par value $.01 per share, with a liquidation preference in the amount of
        $1,374 plus 10% per annum from date of issuance; authorized, issued and
        outstanding 91 shares in 1995 and 1994                                                            1              1
     Common stock, BioClin, Inc., par value $.01 per share;
        authorized 50,000 shares, issued and outstanding
        9 shares in 1995 and 1994                                                                         -              -
     Common stock, BioClin Europe AG, par value SFr500
        per share; authorized 100 shares, issued and
        outstanding 100 bearer shares in 1995 and 1994                                                  105            105
     Common stock, BioClin Institute of Clinical Pharmacology GmbH, par value
        DM100 per share; authorized 1,500 shares, issued and outstanding 1,500
        shares in 1995 and 1994                                                                          86             86
     Additional paid-in capital                                                                         125            125
     Foreign currency translation adjustment                                                           (409)          (234)
     Employee stock purchase loans                                                                      (93)           (99)
     Accumulated deficit                                                                            (10,233)       (10,092)
     Net unrealized gain on marketable debt securities                                                   77             78
                                                                                                     ------         ------
               Total stockholders' deficiency                                                       (10,341)       (10,030)
                                                                                                     ------         ------
Commitments and contingencies
               Total liabilities and stockholders' deficiency                                 $       6,577          5,662
                                                                                                     ======         ======

                                  BioClin Group

                 Unaudited Combined Statements of Operations

             For the Years ended December 31, 1995, 1994 and 1993

                                 (in thousands)

                                                                             1995           1994           1993
                                                                             ----           ----           ----
Gross revenues                                                        $      18,837          11,386         8,536
Less reimbursed costs                                                        (4,551)         (1,727)       (1,361)
                                                                             ------          ------         -----
           Net revenues                                                      14,286           9,659         7,175
                                                                             ------          ------         -----
Operating costs and expenses:

     Direct costs                                                             8,456           7,528         6,072
     Selling, general and administrative                                      4,467           3,537         2,824
     Depreciation and amortization                                              445             366           237
                                                                             ------          ------         -----
                                                                             13,368          11,431         9,133
                                                                             ------          ------         -----
           Income (loss) from operations                                        918          (1,772)       (1,958)
Other income (expense):
     Interest income                                                             85              66           142
     Interest expense                                                          (700)           (599)         (450)
     Foreign currency losses, net                                              (292)            (25)         (215)
     Other                                                                      (38)              3            72
                                                                             ------          ------         -----
           Loss before income taxes                                             (27)         (2,327)       (2,409)
Income taxes                                                                    114              58            28
                                                                             ------          ------         -----
           Net loss                                                   $        (141)         (2,385)       (2,437)
                                                                             ======          ======         =====